Valued Advisers Trust

LS Opportunity Fund (LSOFX)

Supplement to the Prospectus and Statement of Additional Information dated September 30, 2014

Supplement dated April 29, 2015

At a special meeting of the Board of Trustees of the Valued Advisers Trust (the “Trust”) held on April 28, 2015, the Board approved an interim sub-advisory arrangement between Long Short Advisors, LLC, the investment adviser (the “Adviser”) to the LS Opportunity Fund (the “Fund”), and Prospector Partners, LLC (“Prospector”). Prospector is an investment adviser registered with the Securities and Exchange Commission with its principal offices located at 370 Church Street, Guilford, CT 06437. Prospector currently provides investment advisory services to corporations, pooled investment vehicles, and retirement plans and was selected by Long Short Advisors, LLC as a replacement to the Fund’s current sub-adviser. The Board terminated the Fund’s current sub-advisory agreement on April 23, 2015 with an effective date to be determined. The Trust, the Adviser, Prospector and the other service providers to the Fund are working with the current sub-adviser to the Fund to determine the specific date on which the sub-advisory duties will transition to Prospector. Pursuant to the interim arrangement, Prospector will serve as the Fund’s sub-adviser. Long Short Advisors, LLC will continue to serve as the Fund’s investment adviser and will oversee Prospector in its role as interim sub-adviser. Under the interim arrangement, there will be no change in services provided to the Fund or in fees paid to the interim sub-adviser compared to those paid to the current sub-adviser. All sub-advisory fees accrued during the term of the interim sub-advisory agreement will, however, be held in escrow until a new sub-advisory arrangement with Prospector has been approved by the Board and shareholders of the Fund and is put in place. At its quarterly meeting to be held on June 2-3, 2015, the Board will go through the approval process for the new sub-advisory arrangement with Prospector, which thereafter must also be approved by the shareholders. A special meeting of shareholders is expected to occur on or about August 3, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Prospectus, dated September 30, 2014, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 336-6763.